UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________

FORM 8-K/A
_______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2025
_____________________________________

SELECTQUOTE, INC.
(Exact name of registrant as specified in its charter)
_____________________________________

Delaware	001-39295	94-3339273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 West 115th Street, Suite 2511
Overland Park, Kansas 66211
(Address of principal executive offices) (Zip code)

(913) 599-9225
(Registrant’s telephone number, including area code)

No change since last report
(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SLQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is being furnished by SelectQuote, Inc. (the “Company”) to correct an immaterial error in the Consolidated Statements of Comprehensive Income (Loss) previously provided by the Company in its Fourth Quarter earnings release issued on August 21, 2025 (the “Original Earnings Release”). Subsequent to the issuance of the Original Earnings Release, it was discovered that the amounts reported for the Selling, general and administrative and Technical development line items for the three-month period ended June 30, 2025 were inadvertently transposed. The corrected amount for each line item is shown in the earnings release furnished herewith as Exhibit 99.1. This Amendment is filed solely to correct this error, and no other changes have been made to the Original Earnings Release. The information contained in this Amendment and the corrected earnings release amends and supersedes the Original Earnings Release.

Item 2.02    Results of Operations and Financial Condition.

On August 21, 2025, the Company reported its financial results for the fourth quarter ended June 30, 2025. A copy of the corrected press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference. The updated press release is also available on the Investor Relations section of the Company’s website, www.selectquote.com.

The press release attached hereto as Exhibit 99.1 is being furnished pursuant to Item 2.02, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K/A includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the Company’s current views with respect to, among other things, future events and our financial performance. Forward-looking statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, and expected future developments, as well as other factors we believe are appropriate under the circumstances. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Although we believe the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied in these forward-looking statements due to a number of factors, many of which are beyond our control, including those listed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended June 30, 2025, and in other filings that the Company has made and may make with the Securities and Exchange Commission in the future. All of the forward-looking statements made in this Current Report on Form 8-K/A are qualified by these cautionary statements. You should not place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report on Form 8-K/A. Except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTQUOTE, INC.

Date: August 21, 2025	By: /s/ Ryan Clement
Name: Ryan Clement
Title: Chief Financial Officer